SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 19, 2002
(Date of earliest event reported)

MSDW Structured Asset Corp.
(Issuer in Respect of SATURNS Trust No. 2002-6)
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of organization)
333-64879 (Commission File No.)
13-4026700 (I.R.S. Employer Identification No.)

1585 Broadway, New York, New York 10036
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including area code
212-761-2520

(Former name or former address, if changed since
last report.)

ITEM 5. OTHER EVENTS

This current report on Form 8-K relates to the semi-annual
distribution reported to holders of SATURNS Trust No. 2002-6, which was made on August 1, 2002 .

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No. Description

99.1 Semi-Annual distribution report pursuant to
the Trust Agreement for distribution on
August 1, 2002.

Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused
this report to be signed on behalf of the Registrant
by the undersigned there unto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION,
IN ITS CAPACITY AS TRUSTEE UNDER THE
TRUST AGREEMENT ON BEHALF OF MSDW Structured
Asset Corp., Registrant

By:

/s/ Russell Goldenberg
Russell Goldenberg,
Group Senior Vice President

August 1, 2002

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	08/01/2002
			JP MORGAN CHASE CAPITAL SECURITY BACKED	PAYMENT DATE:	08/01/2002

135 S. LASALLE STREET SUITE 1625
CHICAGO, IL 60603-4159
USA
SERIES 2002-6
			PRIOR PAYMENT:	N/A
			NEXT PAYMENT:	02/03/2003
				RECORD DATE:	7/15/2002

ABN AMRO ACCT: 67-9026-20-3
	ADMINISTRATOR:		REPORTING PACKAGE TABLE OF CONTENTS	ANALYST:
	ANDY STREEPEY (312) 904-9387			RACHEL GAXIOLA (714)238-6726
	ANDY.STREEPEY@ABNAMRO.COM			RACHEL.GAXIOLA@ABNAMRO.COM

PAGE(S)
ISSUE ID:	SAT00206			CLOSING DATE:	6/19/2002
		STATEMENTS TO CERTIFICATEHOLDERS	PAGE 2
		CASH RECONCILIATION SUMMARY	PAGE 3	FIRST PAYMENT DATE:	8/1/2002
MONTHLY DATA FILE NAME:		BOND INTEREST RECONCILIATION	PAGE 4	ASSUMED FINAL PAYMENT: DATE:	2/1/2027
	SAT00206_200208_3.ZIP	OTHER RELATED INFORMATION	PAGE 5
		RATING INFORMATION	PAGE 6

PARTIES TO THE TRANSACTION
DEPOSITOR: MSDW STRUCTURED ASSET CORP.
UNDERWRITER: MORGAN STANLEY DEAN WITTER
RATING AGENCY: MOODY'S INVESTORS SERVICE, INC./STANDARD & POOR'S RATING SERVICES

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
		LASALLE WEB SITE	WWW.ETRUSTEE.NET

		LASALLE FACTOR LINE	(800) 246-5761

07/31/2002 - 09:36 (H942-H943) 2002 LASALLE BANK N.A.					PAGE 1 OF 6

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

			JP MORGAN CHASE CAPITAL SECURITY BACKED							STATEMENT DATE:	08/01/2002

			SERIES 2002-6							PAYMENT DATE:	08/01/2002

WAC:		7.923000%								PRIOR PAYMENT:	N/A
										NEXT PAYMENT:	02/03/2003
WAMM:		588
										RECORD DATE:	7/15/2002
			GRANTOR TRUST
			ABN AMRO ACCT: 67-9026-20-3

		ORIGINAL		OPENING	PRINCIPAL	PRINCIPAL	NEGATIVE	CLOSING	INTEREST	INTEREST	PASS-THROUGH
	CLASS	FACE VALUE (1)		BALANCE	PAYMENT	ADJ. OR LOSS	AMORTIZATION	BALANCE	PAYMENT (2)	ADJUSTMENT	RATE

	CUSIP			PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	NEXT RATE(3)
A UNIT		57,000,000.00		57,000,000.00	0.00	0.00	0.00	57,000,000.00	473,812.50	0.00	7.12500000%
80409S206				1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	8.312500000	0.000000000	FIXED

B UNIT		57,000,000.00	N	57,000,000.00	0.00	0.00	0.00	57,000,000.00	53,067.00	0.00	0.79800000%
80409SAA5				1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	0.931000000	0.000000000	FIXED

	TOTAL	57,000,000.00		57,000,000.00	0.00	0.00	0.00	57,000,000.00	526,879.50	0.00

								TOTAL P&I PAYMENT	526,879.50

NOTES: (1) N DENOTES NOTIONAL BALANCE NOT INCLUDED IN TOTAL (2) ACCRUED INTEREST PLUS/MINUS INTEREST ADJUSTMENT MINUS DEFERRED INTEREST EQUALS INTEREST PAYMENT (3) ESTIMATED. * DENOTES CONTROLLING CLASS
07/31/2002 - 09:36 (H942-H943) 2002 LASALLE BANK N.A.										PAGE 2 OF 6

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
JP MORGAN CHASE CAPITAL SECURITY BACKED	STATEMENT DATE:	08/01/2002
SERIES 2002-6	PAYMENT DATE:	08/01/2002
PRIOR PAYMENT:	N/A
NEXT PAYMENT:	02/03/2003
RECORD DATE:	7/15/2002
ABN AMRO ACCT: 67-9026-20-3

CASH RECONCILIATION SUMMARY

INTEREST SUMMARY	SERVICING FEE SUMMARY	PRINCIPAL SUMMARY
CURRENT SCHEDULED INTEREST	526,879.50	CURRENT SERVICING FEES	0.00	SCHEDULED:
LESS DEFERRED INTEREST	0.00	PLUS FEES ADVANCED FOR PPIS	0.00	CURRENT SCHEDULED PRINCIPAL	0.00
PLUS ADVANCE INTEREST	0.00	LESS REDUCTION FOR PPIS	0.00	ADVANCED SCHEDULED PRINCIPAL	0.00
PLUS UNSCHEDULED INTEREST	0.00	PLUS DELINQUENT SERVICING FEES	0.00	SCHEDULED PRINCIPAL DISTRIBUTION	0.00
PPIS REDUCING SCHEDULED INTEREST	0.00	TOTAL SERVICING FEES	0.00	UNSCHEDULED:
LESS TOTAL FEES PAID TO SERVICER	0.00	CURTAILMENTS	0.00
PLUS FEES ADVANCED FOR PPIS	0.00	PREPAYMENTS IN FULL	0.00
LESS FEE STRIPS PAID BY SERVICER	0.00	PPIS SUMMARY	LIQUIDATION PROCEEDS	0.00
LESS MISC. FEES & EXPENSES	0.00	GROSS PPIS	0.00	REPURCHASE PROCEEDS	0.00
LESS NON RECOVERABLE ADVANCES	0.00	REDUCED BY PPIE	0.00	OTHER PRINCIPAL PROCEEDS	0.00
INTEREST DUE TRUST	526,879.50	REDUCED BY SHORTFALLS IN FEES	0.00	UNSCHEDULED PRINCIPAL DISTRIBUTION	0.00
LESS TRUSTEE FEE	0.00	REDUCED BY OTHER AMOUNTS	0.00	REMITTANCE PRINCIPAL	0.00
LESS FEE STRIPS PAID BY TRUST	0.00	NET PPIS	0.00
LESS MISC. FEES PAID BY TRUST	0.00	PPIS REDUCING SERVICING FEE	0.00	SERVICER WIRE AMOUNT	526,879.50
LESS INTEREST RESERVE WITHHOLDING	0.00	PPIS ALLOCATED TO CERTIFICATES	0.00
PLUS INTEREST RESERVE DEPOSIT	0.00
REMITTANCE INTEREST	526,879.50	POOL BALANCE SUMMARY
BALANCE/AMOUNT	COUNT
BEGINNING POOL	57,000,000.00	2
SCHEDULED PRINCIPAL DISTRIBUTION	0.00
UNSCHEDULED PRINCIPAL DISTRIBUTION	0.00	0
DEFERRED INTEREST	0.00
LIQUIDATIONS	0.00	0
REPURCHASES	0.00	0
ENDING POOL	57,000,000.00	2
ADVANCES
PRIOR OUTSTANDING	CURRENT PERIOD	RECOVERED	ENDING OUTSTANDING
PRINCIPAL	INTEREST	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST
MADE BY:	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

07/31/2002 - 09:36 (H942-H943) 2002 LASALLE BANK N.A.	PAGE 3 OF 6

ABN AMRO

LASALLE BANK	N.A.

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

JP MORGAN CHASE CAPITAL SECURITY BACKED	STATEMENT DATE:	08/01/2002
PAYMENT DATE:	08/01/2002
SERIES 2002-6
PRIOR PAYMENT:	N/A
NEXT PAYMENT:	02/03/2003
RECORD DATE:	7/15/2002

ABN AMRO ACCT: 67-9026-20-3
BOND INTEREST RECONCILIATION

DEDUCTIONS	ADDITIONS
REMAINING
ACCRUAL	PASS	ACCRUED
DEFERRED &

PRIOR	PREPAY-	OTHER	DISTRIBUTABLE	INTEREST	CURRENT PERIOD	OUTSTANDING
CREDIT SUPPORT
THRU	CERTIFICATE	ALLOCABLE	ACCRETION	INTEREST	INT. SHORT-	MENT	INTEREST	CERTIFICATE	PAYMENT	(SHORTFALL)/	INTEREST
CLASS	METHOD DAYS	RATE	INTEREST	PPIS	INTEREST	LOSS/EXP	FALLS DUE (3)	PENALTIES	PROCEEDS (1)
INTEREST (2)

AMOUNT	RECOVERY	SHORTFALLS	ORIGINAL	CURRENT(4)

A UNIT	30/360	42	7.125000000%	473,812.50	0.00	0.00	0.00	0.00	0.00	0.00	473,812.50	473,812.50	0.00	0.00	NA	NA
B UNIT	30/360	42	0.798000000%	53,067.00	0.00	0.00	0.00	0.00	0.00	0.00	53,067.00	53,067.00	0.00	0.00	NA	NA
526,879.50	0.00	0.00	0.00	0.00	0.00	0.00	526,879.50	526,879.50	0.00	0.00

(1) OTHER INTEREST PROCEEDS ARE ADDITIONAL INTEREST AMOUNTS SPECIFICALLY ALLOCATED TO THE BOND(S) AND USED IN DETERMINING THE BONDS DISTRIBUTABLE INTEREST.
(2) ACCRUED - DEDUCTIONS + ADDITIONS INTEREST
(3) PRIOR INTEREST SHORTFALL AMOUNT INCLUDES INTEREST DUE ON OUTSTANDING SHORTFALLS AND LOSSES WHERE APPLICABLE.
(4) DETERMINED AS FOLLOWS: (A) THE ENDING BALANCE OF ALL THE CLASSES LESS (B) THE SUM OF (I) THE ENDING BALANCE OF THE CLASS AND (II) THE ENDING BALANCE OF ALL CLASSES WHICH ARE NOT SUBORDINATE TO THE CLASS DIVIDED BY (A).
PAGE 4 OF 6
07/31/2002 - 09:36 (H942-H943) 2002 LASALLE BANK N.A.

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
JP MORGAN CHASE CAPITAL SECURITY BACKED				STATEMENT DATE:	08/01/2002
	SERIES 2002-6			PAYMENT DATE:		08/01/2002
				PRIOR PAYMENT:		N/A
				NEXT PAYMENT:		02/03/2003
				RECORD DATE:		7/15/2002
ABN AMRO ACCT: 67-9026-20-3
OTHER RELATED INFORMATION

SWAP INFORMATION

		SWAP RECEIPENTS	SWAP AMOUNT RECEIVED	NEXT SWAP RATE

		NONE	0.00	0.00%

07/31/2002 - 09:36 (H942-H943) 2002 LASALLE BANK N.A.					PAGE 5 OF 6

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
		JP MORGAN CHASE CAPITAL SECURITY BACKED						STATEMENT DATE:	08/01/2002
					SERIES 2002-6					PAYMENT DATE:	08/01/2002
										PRIOR PAYMENT:	N/A
										NEXT PAYMENT:	02/03/2003
										RECORD DATE:	7/15/2002
ABN AMRO ACCT: 67-9026-20-3
RATING INFORMATION

						ORIGINAL RATINGS		RATING CHANGE/CHANGE DATE(1)
			CLASS	CUSIP	FITCH	MOODY'S	S&P	FITCH	MOODY'S	S&P

			A UNIT	80409S206	NR	A1	A
			B UNIT	80409SAA5	NR	NR	NR

NR - DESIGNATES THAT THE CLASS WAS NOT RATED BY THE RATING AGENCY.

(1) CHANGED RATINGS PROVIDED ON THIS REPORT ARE BASED ON INFORMATION PROVIDED BY THE APPLICABLE RATING AGENCY VIA ELECTRONIC TRANSMISSION. IT SHALL BE
UNDERSTOOD THAT THIS TRANSMISSION WILL GENERALLY HAVE BEEN PROVIDED TO LASALLE WITHIN 30 DAYS OF THE PAYMENT DATE LISTED ON THIS STATEMENT. BECAUSE RATINGS MAY HAVE CHANGED DURING THE 30 DAY WINDOW, OR MAY NOT BE BEING PROVIDED BY THE RATING AGENCY IN AN ELECTRONIC FORMAT AND THEREFORE NOT BEING UPDATED ON
THIS REPORT, LASALLE RECOMMENDS THAT INVESTORS OBTAIN CURRENT RATING INFORMATION DIRECTLY FROM THE RATING AGENCY.

		07/31/2002 - 09:36 (H942-H943) 2002 LASALLE BANK N.A.								PAGE 6 OF 6